SAFE HARBOR FINANCIAL



The U.S. Cannabis Industry's Leading Financial Services Platform

February 27, 2023 Investor Presentation | NASDAQ:SHFS

Disclaimers

THE U.S. CANNABIS INDUSTRY'S LEADING FINANCIAL SERVICES PLATFORM

NOTICE TO RECIPIENTS

This confidential presentation (this "Presentation") has been prepared solely for general informational purposes by SHF Holdings, Inc. (the "Company," "we," "us" or "our"). No representation or warranty as to the accuracy, completeness, or fairness of such information is being made by the Company or any other person, and neither the Company nor any other person shall have any liability for any information contained herein, or for any omissions from this Presentation or any other written or oral communications transmitted to the recipient by the Company or any other person in the course of the recipient's evaluation of the Company.

Investment in any securities of the Company has not been approved or disapproved by the U.S. Securities and Exchange Commission (the "SEC"), nor has any authority passed upon or endorsed the merits of an investment in the Company or the accuracy or adequacy of this Presentation. Any representation to the contrary is a criminal offense. The Company's securities are not and will not be deposits of any insured financial institution and are not insured by the National Credit Union Share Insurance Fund or the Federal Deposit Insurance Corporation. This Presentation is neither an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful. The Presentation is not an offer, or a solicitation of an offer, to buy or sell any investment. The information contained herein does not purport to be all-inclusive or to contain all of the information that a prospective investor may desire. The Company has not authorized any other person to provide information that is not found in this Presentation. If such unauthorized information is obtained or provided, the Company cannot and does not assume responsibility for its accuracy, credibility, or validity.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements about future financial and operating results, our plans, objectives, expectations and intentions with respect to future operations, products and services; and other statements identified by words such as "will likely result," "are expected to," "will continue," "is anticipated," "estimated," "believe," "intend," "plan," "projection," "outlook" or words of similar meaning. These forward-looking statements include, but are not limited to, statements with respect to trends in the cannabis industry, including changes in U.S and state laws, rules, regulations and guidance relating to the Company's services, the Company's growth prospects and the Company's market size, the Company's projected financial and operational performance, including relative to its competitors, new product and service offerings the Company may introduce in the future, implied enterprise value, the Company's business relationships, performance, and business generally, the outcome of any legal proceedings that may be instituted against the Company, the ability to maintain the listing of the Company's securities on the Nasdaq Capital Market, the price of the Company's securities, including volatility resulting from changes in the competitive and highly regulated industry in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business and changes in the Company's capital structure, the ability to implement business plans, forecasts, and other expectations, and identify and realize additional opportunities, and other statements regarding the Company's expectations, hopes, beliefs, intentions or strategies regarding the future. Such forward-looking statements are based upon the current beliefs and expectations of our management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally beyond our control. Actual results and the timing of events may differ materially from the results anticipated in these forward-looking statements.

In addition to risk factors disclosed in the Company's reports filed with the SEC from time to time, the following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: (i) the risk of an economic downturn or recession in the Company's market areas; (ii) the risk that the Company is not able to expand its business operations as planned; (iii) the outcome of any legal proceedings that may be instituted against the Company; (iv) the ability to maintain the listing of the Company's securities on Nasdaq Capital Market; (v) that the trading prices of the Company's securities may be volatile due to a variety of factors, including changes in the competitive and regulated industries in which the Company operates, variations in performance across competitors, changes in laws and regulations affecting the Company's business; (vi) the impact of dilution resulting from exercises of the Company's outstanding warrants or conversion of the Company's outstanding convertible preferred stock and changes in the Company's capital structure; (viii) the Company's ability to implement its business plans, forecasts, and other expectations and realize additional opportunities; (ix) the risk of downturns and the possibility of rapid change in the highly competitive industry in which the Company operates, and the risk of changes in applicable law, rules, regulations and regulatory guidance that could adversely impact the Company's operations; (x) the risk that the Company's and its current and future collaborators are unable to successfully develop and commercialize the Company's products or services, or experience significant delays in doing so; (xi) the risk that the Company may not achieve or sustain profitability; (xii) the risk that the Company will need to raise additional capital to execute its business plan, which may not be available on acceptable terms or at all; and (xiii) the risk that the Company experiences difficulties in managing its growth and expanding operations.

Actual results, performance or achievements may differ materially, and potentially adversely, from any projections and forward-looking statements and the assumptions on which those forward-looking statements are based. There can be no assurance that the data contained herein is reflective of future performance to any degree. You are cautioned not to place undue reliance on forward-looking statements as a predictor of future performance as projected financial information and other information are based on estimates and assumptions that are inherently subject to various significant risks, uncertainties and other factors, many of which are beyond our control. All information set forth herein speaks only as of the date hereof in the case of information about the Company or the date of such information in the case of information from persons other than the Company, and we disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this communication. Forecasts and estimates regarding the Company's industry and end markets are based on sources we believe to be reliable, however there can be no assurance these forecasts and estimates will prove accurate in whole or in part. Annualized, pro forma, projected, and estimated numbers are used for illustrative purpose only, are not forecasts and may not reflect actual results.

SAFE HARBOR FINANCIAL

THE U.S. CANNABIS INDUSTRY'S LEADING FINANCIAL SERVICES PLATFORM

Disclaimers (cont'd…)

HISTORICAL FINANCIAL INFORMATION OF SAFE HARBOR FINANCIAL

The historical financial information regarding the Company contained in this Presentation has been taken from or prepared based on historical financial statements, which resulted from carved-out operations of Partner Colorado Credit Union ("PCCU").

USE OF PROJECTIONS

The financial, operational, industry and market projections, estimates and targets in this Presentation are forward-looking statements that are based on assumptions and estimates that are inherently subject to significant uncertainties and contingencies, many of which are beyond the Company's control. While all financial, operational, industry and market projections, estimates and targets are necessarily speculative, the Company believes that the presentation of prospective financial, operational, industry and market information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. These projections, estimates and targets are subject to a broad range of significant risks and uncertainties that could cause actual results to differ materially and adversely from those contained in the projections, estimates and targets, including the risks and uncertainties described above under "Cautionary Statement Regarding Forward-Looking Statements." The inclusion of any projections, estimates and targets in this Presentation is not an indication that the Company or any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors considered or consider such projections, estimates and targets to be a reliable prediction of future events.

NON-GAAP FINANCIAL MEASURES

This Presentation includes certain non-GAAP financial measures such as Adjusted EBITDA. Management of the Company has included the non-GAAP measures to demonstrate certain metrics that are valuable in evaluating historical and prospective results of operations. All non-GAAP data in the presentation are indicated by footnotes. Adjusted EBITDA is a non-GAAP financial measure that we calculate as net profit/loss before taxes and depreciation and amortization expense in the case of EBITDA and further adjusted to exclude non-cash, unusual and/or infrequent costs in the case of Adjusted EBITDA.

INDUSTRY AND MARKET DATA

This Presentation contains certain information concerning the Company's services and industry, including market size and anticipated growth rates, that are based on industry surveys and publications or other publicly available information, and the Company's internal sources. This information involves many assumptions and limitations. Accordingly, there can be no guarantee as to the accuracy or reliability of such assumptions. You are cautioned not to give undue weight to this information. No representations are made as to the reasonableness of the assumptions made in such information, the accuracy or completeness of any projections or modeling in such information, or the accuracy or completeness of any other information contained herein. Any data or information about past performance contained herein are not an indication as to future performance. Neither the Company nor any of its affiliates, control persons, officers, directors, managers, employees, representatives or advisors have independently verified the accuracy or completeness of such third-party information. In addition, projections, assumptions, estimates, targets and trends of the future performance of the industry in which the Company operates, and its future performance, are necessarily subject to uncertainty and risks, including those described above. These and other factors could cause the actual results to differ materially and adversely from any projections, assumptions, estimates, targets and trends described in such third-party information. Neither the Company nor any its affiliates, control persons, officers, directors, managers, employees, representatives or advisors assume any obligation to update the information included in this Presentation.

RECONCILIATION OF NON-GAAP FINANCIAL MEASURES

As referenced on page twelve (12) of this discussion, a reconciliation of net income to non-GAAP EBITDA and Adjusted EBITDA is as follows:

	3Q2022	2Q2022	3Q2021
Net Income	$ 1,056,235	$ 336,344	$ 946,063
Interest Expense	$ 36,002	$ -	$ -
Depreciation and amortization expense	$ 1,625	$ 1,134	$ 399
Taxes	$ -		$ -
EBITDA	$ 1,093,862	$ 337,478	$ 946,462
Other Adjustments			
Loan loss provision	$ 88,345	$ 237,874	$ 514
Loan origination fees and costs	$ 102,364	$ 188,529	$ -
Adjusted EBITDA	$ 1,284,571	$ 763,881	$ 946,976

Note: Safe Harbor Financial is not a bank. All banking activities described in this Presentation will be conducted through contractual relationships with insured financial institutions.

The U.S. Cannabis Industry is Growing

SAFE HARBOR FINANCIAL

>70,000
cannabis-related businesses (CRBs)

68%
of Americans support full federal legalization

>$46B in sales[1]
Expected by 2025



37 States
Medical use legal

21 States
Medical and adult-use legal

13 States
Potentially legalizing in 2023

[1]Medical and adult use, source: Wall Street analysis and industry reports; [2]Cannabis Business Times, *13 States That Could Legalize Cannabis in 2023*, https://www.cannabisbusinesstimes.com/news/states-that-may-legalize-cannabis-in-2023/

Traditional financial institutions will not bank with Cannabis-Related Businesses

(CRBs)

High risk, high barriers to entry

- Many banks, credit unions will not bank with cash-intensive businesses, regardless of industry, due to high cost and compliance risk
- Conflicting state and federal laws regarding legalization
- CRBs deemed high-risk due to cash intensive nature of business and black-market history
- Various 2014 FinCEN interpretations and inconsistent standards
- Complex Bank Secrecy Act (BSA) obligations and fear of non-compliance resulting in severe fines
- Potential prosecution for providing CRBs with financial services
- Complex nature of CRB operations and corporate structures

Capitalization Overview

THE U.S. CANNABIS INDUSTRY'S LEADING FINANCIAL SERVICES PLATFORM

Special purpose acquisition company (SPAC), Northern Lights Acquisition, closed its acquisition of cannabis financial institution service provider Safe Harbor Financial, taking the company public on the Nasdaq Capital Market and changing its name to SHF Holdings.

Sept 29, 2022 - SHF Holdings shares start trading on the Nasdaq (SHFS)



$10.00
$5.00
$0.00
Jun '22
Jul '22
Aug '22
Sep '22
Oct '22
Nov '22
Dec '22
Jan '23
Feb '23

NASDAQ:SHFS

Capitalization	
Share Structure (millions)	
Common Shares Outstanding[1]	27.7
Fully Diluted Shares Outstanding[1]	36.2
Share Price, $ USD (as of Feb 10th, 2023)	$0.80
Market Capitalization[2]	$21.6
Debt[3]	64.6
Cash[3]	7.3
Net Debt	$57.3
Enterprise Value	$78.9

Institutional Holders (37.5%)
Partner Colorado Credit Union (42.1%)
Management & Insiders (20.4%)

All values reflected in USD

[1]As of Feb 6, 2023; from 8K and prior filings [2] Mkt cap as of Feb 10, 2023 [3]As at Sep 30, 2022; from 10Q filing

Fully compliant cannabis finance infrastructure

The most robust suite of specialized financial and treasury services available to the industry


ONGOING DEPOSIT AND ACTIVITY FEES
ONBOARDING FEES
Cannabis Related Business
Safe Harbor / Abaca Client Service Interface
SAFE HARBOR FINANCIAL
API connectivity
Bank / Financial Institution Baas / API integration layer
Financial Transaction Incoming
Financial Transaction Outgoing
Financial System / Fed Access
ONGOING DEPOSIT ACTIVITY FEE, INVESTMENT, AND INTEREST INCOME

All banking activities are processed by Safe Harbor's financial institution clients.

Compliance-first platform, eight years in the making

SAFE HARBOR FINANCIAL

2023

2022 • Acquired Abaca (Nov 22) | Completed de-SPAC and approval for continued listed on NASDAQ, Assembled National Expansion Officer Team

2021 • Decoupled Safe Harbor from Parent | Sundie Seefried (CEO) and team to lead SHF full time

2020 • Cannabis lending program established | Expanded Treasury Services

2019 • International Funds, Attorneys General Relationship | ACH Origination and Payment processing, Expanded BSA focus

2018 • Program Licensing/CUSO* launch, Stood up 8 other FIs on program | MSO accounts, Proprietary Software Development

2017 • Fintech and 3rd party payment processing | Regulator education, National FI Education

2016 • Cashless ATM & closed loop services, Out-of-state accounts | National education, Wrote first available cannabis banking book

2015 • Test launch | Initial program development

*Launch of CUSO and banking services through Partner Colorado Credit Union and involved SHF's predecessor

Competitive Advantages

- In 9th year of successfully providing access to financial services consistently to the industry
- Proprietary fintech platform automates onboarding, compliance and fees to enable scale and efficiency
- High barrier to entry
- Successfully passed through 16 federal and state exams
- Meets “Know Your Customer” (KYC) obligations and BSA, anti-money laundering requirements
- Highest standard of accountability, transparency, monitoring, reporting and risk mitigation measures
- Highly reliable and scalable banking and financing solutions
- Whereas competitors manually process and calculate fees, SHF uses software, which enables higher volumes without additional OPEX
- Lending opportunity
- Cost-of-funds advantage based upon deposits onboarded by Safe Harbor
- Commercial banking standards to normalize access to capital

Key Growth Metrics

Free cash flow positive with eight years of Adjusted EBITDA* profitability

2015	vs.	TODAY
1	STATES	40
60	ACCOUNTS	>1000
$153M	DEPOSITS	>$17B >$300M/month
~$13M	BALANCES ON DEPOSIT	~$220M

*Adjusted EBITDA is a non-GAAP financial measure calculated as net income before taxes and depreciation and amortization expense, excluding non-cash and unusual and/or infrequent costs.

Strong performance...

High CRB retention rate
(83% in 2021)

Strong cash flow conversion (23%*)

Strong margin profile

Conservative loan/deposit ratio of <65%

Diverse client mix
SSOs, MSOs, cultivators, dispensaries, manufacturers and ancillary businesses across 40 states

<2% of total deposit fee income attributed to any single CRB

Exempt from IRS Code 280E
(which imposes tax rates on CRBs of up to 80%)

...attractive risk profile



*Measured by Adjusted EBITDA percentage of Net Revenue

Quarterly Financials

	Q3 2022	Q2 2022	Q3 2021	QOQ CHANGE	YOY CHANGE
Revenue	$2.4M	$1.9M	$1.7M	30%	39%
Net income	$1.1M	$0.3M	$0.9M	227%	12%
Adjusted EBITDA*	$1.3M	$0.8M	$0.9M	70%	35%
Adjusted EBITDA* margin	54%	41%	55%	32%	(1%)
Total deposits	$8.4M	$8.1M	$9.2M	3.5%	(9%)
Total accounts	683	619	559	10%	22%
Average monthly fee	$715	$758	$904	(6%)	(2%)

*Adjusted EBITDA is a non-GAAP financial measure calculated as net income before taxes and depreciation and amortization expense, excluding non-cash and unusual and/or infrequent costs.

Growth Strategy



Organic
Increases in existing CRB revenue and expanded use of fee-based services

Bulk acquisition of client relationships
through M&A and from FIs wanting to exit their service offering in this industry

New commercial lending opportunity
Providing access to capital at normalized commercial banking terms

M&A
Expand deposit base, increase lending capacity, complement technology platform

New customers in currently legal markets
Acquisition via increased marketing spend, which has been minimal to date

New medical and adult-use markets
New CRBs, and existing CRBs as they expand to new jurisdictions

Commercial lending opportunity

Uniquely positioned to capture significant market share with industry-leading lending rates

	CURRENT LENDING ENVIRONMENT	SHF
Loan source	Raises equity / high yield debt to deploy loans	Loans off of managed deposit account balances
Customer acquisition	Origination team requires active outreach and learning each new CRB	Onboards new accounts / loans to existing CRB accounts with history of financial data
Typical 2-3 yr rate	**18-36%**	**8-14%**

Source: Wall Street analysis and industry reports

Financial Lending Program Playbook

PIPELINE	UNDERWRITING	SECURITY
>1000 Existing Accounts with Financial Institution Clients	BSA onboarding procedures designed for commercial underwriting process = SHF's Proprietary Credit Score	**1** Real Estate
>$300M in Consideration	In-house commercial lending team & established 3rd party underwriting	**2** Equipment
New CRB customers from Business Development	Cannabis industry expertise ensures proper risk mitigation	**3** Licenses (when possible)
Robust 3rd party origination		**4** Receivables

Investment Highlights

The only NASDAQ-listed company with fully compliant cannabis finance infrastructure

- Growing U.S. cannabis industry seeking reliable banking and financing solutions
- Tested and proven compliant cannabis finance infrastructure
- Seasoned management team well versed on the cannabis industry; 55 years of combined experience
- Exiting national foundation; servicing >1000 customers across 40 states
- Significant barrier to entry, low-risk profile compared to other industry players
- High profitability; industry-leading Adjusted EBITDA[1] margins
- Platform scalability, new service additions to drive additional margin expansion
- Market consolidation of cannabis financial service providers presents significant growth opportunities

1Adjusted EBITDA is a non-GAAP financial measure calculated as net income before taxes and depreciation and amortization expense, excluding non-cash and unusual and/or infrequent costs. We present Adjusted EBITDA because this metric is a key measure used by management to evaluate our operating performance.

Officers



SUNDIE SEEFRIED

Chief Executive Officer

- One of the The CEO Publication's top 20 dynamic U.S. CEOs of 2020
- Author of **Navigating Safe Harbor: Cannabis Banking in a Time of Uncertainty**
- Former 20 year CEO of PCCU and subsidiary, Safe Harbor Services



TYLER BEUERLEIN

Chief Strategic Business Development Officer

- Former Chief Revenue Officer & Chief Business Development Officer for Hypur Ventures
- Former Chairman of the National Cannabis Industry Association Banking and Financial Services Committee



DONNIE EMMI

Chief Legal Officer

- Managing Partner of Hunsaker | Emmi, P.C.
- Counsel at Clark Hill, PLC
- Former Chair of the National Cannabis Industry Association Banking and Financial Services Committee



JIM DENNEDY

Chief Financial Officer

- Former President, COO, and board member of urban-gro, Inc.
- Former CFO of Interurban Capital Group
- Former President & CEO of Agilysis, Inc.



DAN RODA

Executive Vice President & Chief Operating Officer

- Co-Founder and CEO of Abaca
- Former General Counsel at Rock Capital Group
- Former Attorney at Davidson Law Firm

Directors

RICHARD CARLETON
CEO, Canadian Securities Exchange

JOHN DARWIN
Co-CEO, Northern Lights Acquisition Corp.

JOSHUA MANN
Co-CEO, Northern Lights Acquisition Corp.

JENNIFER MEYERS
CFO, Partner Colorado Credit Union

FRED NEIHAUS
Managing Partner, Interactive Global Solutions

JONATHAN SUMMERS
Chairman, Billion Pairs Genetic Corp. and EXMceuticals

KARL RACINE
Former Washington D.C. Attorney General





THANK YOU

February 2023 Investor Presentation
NASDAQ:SHFS

SAFE HARBOR FINANCIAL